Debt - Senior Notes	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Debt - Senior Notes	Debt – Senior Notes
As at December 31, 2020 and December 31, 2019, the Company had an outstanding principal amount of indebtedness of $350.0 million under a $350.0 million Note Purchase and Guarantee Agreement. On December 15, 2015, ICON Investments Five Unlimited Company issued Senior Notes, '2015 Senior Notes' for aggregate gross proceeds of $350.0 million in a private placement. The 2015 Senior Notes matured on December 15, 2020 and this debt was repaid in full. On December 8, 2020, ICON Investments Five Unlimited Company issued new senior notes, '2020 Senior Notes' for aggregate gross proceeds of $350.0 million in a private placement which was guaranteed by ICON plc and ICON Global Treasury Unlimited Company, a subsidiary of the Company. The 2020 Senior Notes were issued in two tranches; Series A Notes of $275.0 million which will mature on December 8, 2023 and Series B Notes of $75.0 million which will mature on December 8, 2025.

The interest rate in respect of the 2015 Senior Notes was fixed at 3.64% for the five year term. The interest cost was recognized in interest expense in the period since drawdown. In October 2015, the Company entered into an interest rate hedge in respect of the planned issuance of the 2015 Senior Notes in December 2015. The interest rate hedge matured in November 2015 when the interest rate on the 2015 Senior Notes was fixed. The interest rate hedge was effective in accordance with ASC 815 'Derivatives and Hedging'. The cash proceeds ($4.6 million), representing the realized gain on the interest rate hedge, were received on maturity in November 2015 and are recorded within Other Comprehensive Income. The realized gain was amortized to the Consolidated Statements of Operations over the term of the 2015 Senior Notes (net against interest payable).

The interest rate in respect of the 2020 Senior Notes is fixed at 2.32% and 2.43% for Series A Notes and Series B Notes respectively. The interest is payable semi-annually on the 2020 Senior Notes on each June 8 and December 8; this will commence on June 8, 2021 and the interest cost in the period since drawdown was recognized in interest expense. The Company entered into an interest rate hedge in respect of the planned issuance of the 2020 Senior Notes in June 2020. The interest rate hedge matured in July 2020 when the interest rates on the 2020 Senior Notes were fixed. The interest rate hedge was effective in accordance with ASC 815 'Derivatives and Hedging'. There was a cash outflow ($0.9 million) on maturity in July 2020, representing the realized loss on the interest rate hedge. This was recorded within Other Comprehensive Income and the realized loss is amortized to the Consolidated Statement of Operations over the term of the 2020 Senior Notes.

    The 2020 Senior Notes agreement also includes certain financial covenants that require compliance with a consolidated leverage ratio and a maximum amount of priority debt, each of which are defined in the Note Purchase and Guarantee Agreement. The Company was in compliance with these covenants at December 31, 2020.

    The Senior Notes have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

We hereby agree to furnish to the SEC, upon its request, a copy of any instrument defining the rights of holders of long-term debt of the Company or of its subsidiaries for which consolidated or unconsolidated financial statements are required to be filed.